Strategic Asset Management (“SAM”) Conservative Balanced Portfolio – Class 1 and Class 2 Shares

Principal Variable Contracts Funds, Inc. Summary Prospectus April 30, 2012

Before you invest, you may want to review the Account’s prospectus, which contains more information about the Account and its risks. You can find the Account’s prospectus and other information about the Account online at www.principalfunds.com/pvcprospectus. You can also get this information at no cost by calling 1‑800-222-5852 or by sending an email request to prospectus@principalfunds.com.

This Summary Prospectus incorporates by reference the Statutory Prospectus dated April 30, 2012 and the Statement of Additional Information dated April 30, 2012 (which may be obtained in the same manner as the Prospectus).

Objective:     The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses	0.61%	0.61%
Total Annual Account Operating Expenses	0.85%	1.10%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
SAM Conservative Balanced Portfolio - Class 1	$ 87	$271	$471	$1,049
SAM Conservative Balanced Portfolio - Class 2	112	350	606	1,340

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 20.8% of the average value of its portfolio.

Principal Investment Strategies

The SAM Portfolios operate as funds of funds and invest principally in Institutional Class shares of Principal Funds, Inc. and Class 1 shares of Principal Variable Contracts Funds Inc. equity funds, fixed-income funds and specialty funds ("Underlying Funds"); the Sub-Advisor generally categorizes the Underlying Fund based on the investment profile of the Underlying Fund. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds.

The Portfolio:

•         Generally invests between 40% and 80% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund (fixed-income funds that generally invest in fixed income instruments such as mortgage-backed securities, government and government-sponsored securities, corporate bonds and preferred securities)

•         Generally invests between 20% and 60% of its assets in equity funds, and less than 30% in any one equity fund (equity funds that generally invest in US and international (including emerging markets) equity securities) and

•         Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund (specialty funds that generally offer unique combinations of traditional equity securities and fixed-income securities or that use alternative investment strategies that aim to offer enhanced diversification beyond traditional equity securities and fixed-income securities)

The Portfolio may temporarily exceed these percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.

Principal Risks

The broad diversification of the Portfolio is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Portfolio is subject to the particular risks of the Underlying Funds in which it invests, and its share prices and performance will fluctuate with the shares prices and performance of the Underlying Funds. The Portfolio operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. If you sell your shares when their value is less than the price you paid, you will lose money.

The principal risks of investing in the Portfolio that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Portfolio that are inherent in the underlying funds, in alphabetical order, are:

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Preferred Securities Risk. Preferred securities are junior subordinated securities in a company’s capital structure and therefore can be subject to greater credit and liquidation risk. An issuer of preferred securities could redeem the security prior to the stated maturity date and reduce the return of the security.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. Effective August 1, 2000, the investment objective and policies of the predecessor fund changed. Accordingly, the performance of the predecessor fund shown above may not reflect what the predecessor fund’s performance would have been under its current investment objective and policies. The predecessor fund’s performance between 1999 and 2003 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses. Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

The S&P 500 Index is used to show performance of the large cap U.S. equity market. Performance of a blended index shows how the Account’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. The weightings for Capital Benchmark 40/60 are 40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	11.00%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-10.39%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
SAM Conservative Balanced Portfolio - Class 1 (inception 04/23/1998)	2.29%	3.79%	5.43%
SAM Conservative Balanced Portfolio - Class 2 (inception 11/06/2001)	1.97	3.54	5.17
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	6.50	5.78
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11	-0.25	2.92
Capital Benchmark (40/60) (reflects no deduction for fees, expenses, or taxes)	5.84	4.20	4.97

Management

Investment Advisor:     Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•         Charles D. Averill (since 2010), Portfolio Manager

•         Jill R. Cuniff (since 2010), President and Portfolio Manager

•         Todd A. Jablonski (since 2010), Portfolio Manager

Tax Information

The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments may also create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend one share class of the Fund over another share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's Web site for more information.